INVENTORIES (Tables)	12 Months Ended
Mar. 31, 2022
Inventories [Abstract]
Schedule of inventory

	2022	2021
Work in progress	$291.5	$446.0
Raw materials, supplies and manufactured products	228.3	201.8
Total inventories	$519.8	$647.8

During the year ended March 31, 2022, the use of inventory recognized in cost of sales amounted to $413.9 million (2021 ⁃ $394.9 million), and the impairment of inventories to net realizable value amounted to $5.2 million (2021 – $34.0 million).